Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: Office Properties Income Trust, et al. [1]	Petition Date: October 30, 2025
Case Number: 25-90530 (CML)

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING DEBTORS’ MONTHLY OPERATING REPORT

The accompanying Monthly Operating Report (the “MOR”) has been prepared by Office Properties Income Trust and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”). On October 30, 2025 (the “Petition Date”), the Debtors commenced these Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 25-90530 (CML). The Debtors are authorized to operate their business as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR accompanying these global notes (the “Global Notes”).

1.	General Methodology. The Debtors are filing this MOR solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) and applicable bankruptcy reporting guidelines. The financial and supplemental information contained in these Global Notes is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. These Global Notes contain information that is applicable to each MOR filed in the Chapter 11 Cases contemporaneously herewith. Accordingly, the financial information presented in the MORs is subject to further review, adjustment, and reclassification as additional information becomes available. This MOR should not be relied upon for valuation, investment, or any other purpose other than compliance with the applicable reporting guidelines noted above.

[1]	A complete list of the Debtors in the Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/OPI. The Debtors’ mailing address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634.

2.	Basis of Presentation. In preparing this MOR, the Debtors relied on financial data available from the books and records available to them at the time of such preparation, but this MOR and financial data do not reflect in all circumstances presentation for U.S. GAAP. Asset values reflected in this MOR are book values and not based upon any contemporaneous valuation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors or omissions may exist. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future. Each signatory to this MOR has necessarily relied upon the efforts, statements, advice and representations of personnel of the Debtors and the Debtors’ advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in this MOR.

3.	Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. For purposes of this MOR for the reporting period ending April 30, 2026, the Debtors have excluded cash receipts and disbursements processed from April 1, 2026 through April 3, 2026. The Debtors track and report cash activity on a week-end basis, and these three days were included in the previously filed MORs for the period ended March 31, 2026. Additionally, the Debtors have included cash receipts and disbursements processed on May 1, 2026. The Debtors track and report cash activity on a week-end basis. Separating these days would be highly burdensome relative to the limited additional precision that would be achieved by such separation. Accordingly, all cash activity through the week ended May 1, 2026 has been included in this MOR, and such activity, when duplicative, will be excluded from the Debtors’ subsequent reporting period.

4.	Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to various “first day” orders and any supplements or amendments to such orders entered by the Bankruptcy Court (each, a “First Day Order,” and collectively, the “First Day Orders”), the Debtors and their estates are authorized or expect to be authorized to pay certain prepetition claims, including, without limitation:

a.	Essential Claims, as defined in the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of (A) Health, Safety, and Environmental Providers, (B) Lien Claimants, and (C) 503(b)(9) Claimants; (II) Confirming Administrative Expense Priority of Outstanding Prepetition Orders; (III) Authorizing Financial Institutions to Honor and Process Related Checks and Transfers; and (IV) Granting Related Relief [Docket No. 440];

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b.	Tenant Obligations, as defined in the Order (I) Authorizing the Debtors to Pay Tenant Obligations and (II) Granting Related Relief [Docket No. 92];

c.	Insurance Obligations, as defined in the Order (I) Authorizing Debtors to (A) Continue Insurance Programs, and (B) Pay All Obligations with Respect Thereto; and (II) Granting Related Relief [Docket No. 95];

d.	Taxes and Fees, as defined in the Order (I) Authorizing Debtors to Pay Certain Prepetition Taxes and Fees; and (II) Granting Related Relief [Docket No. 96];

e.	Adequate Assurance Deposits and Administrative Fees, as defined in the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers; (II) Establishing Procedures For Resolving Objections by Utility Providers; (III) Prohibiting Utility Providers From Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief [Docket No. 97]; and

f.	Account Fees, as defined in the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 438] (the “Final Cash Management Order”).

If any payments were made following the commencement of the Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.	Liabilities Subject to Compromise. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. When claims are received and reconciled, adjustments will be made prospectively.

7.	Reservation of Rights. The Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in the MORs. The Debtors reserve all rights to amend or supplement the MORs in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in the MORs shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

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8.	Insiders and Affiliates. In the circumstances where the MORs require information regarding “insiders” or “affiliates,” the Debtors may include information with respect to the individuals and entities whom the Debtors believe may be argued to fall within the definition of “insider” set forth in section 101(31) of the Bankruptcy Code or “affiliate” set forth in section 101(2) of the Bankruptcy Code, as applicable, during the relevant time periods. The listing or omission of a party as an “insider” or “affiliate” for the purposes of the MOR is for informational purposes and is not intended to be nor should be construed as an admission that those parties are insiders or affiliates for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Information regarding the individuals or entities listed as insiders or affiliates in the MORs may not be used for: (a) the purposes of determining (i) control of the Debtors; (ii) the extent to which any individual or entity exercised management responsibilities or functions; (iii) corporate decision-making authority over the Debtors; or (iv) whether such individual or entity (or the Debtors) could successfully argue that they are not an insider or affiliate under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability or (b) any other purpose. Furthermore, certain of the individuals or entities identified as insiders or affiliates may not have been insiders or affiliates for the entirety of the twelve-month period before the Petition Date, but the Debtors have included them herein out of an abundance of caution. The Debtors reserve all rights with respect thereto. For the avoidance of doubt, the Debtors do not employ any employees.

9.	Specific MOR Disclosures.

Notes to Part 1: Cash Receipts and Disbursements

•	The Debtors use a consolidated cash management system through which the Debtors pay substantially all liabilities and expenses. A more complete description of the Debtors’ Cash Management System is set forth in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 21] (the “Cash Management Motion”) filed on October 31, 2025.

•	Receipts primarily consist of rental income collections, supplemented by cash inflows from asset sales and from proceeds from financing activity reflected on the MOR of Debtor Office Properties Income Trust.

•	The Debtors have endeavored to allocate receipts and disbursements to the appropriate legal entity based on the underlying transaction, even if the associated cash flow occurred through a different Debtor’s bank account.

o	Rent and other receipts are attributed to the appropriate Debtor entity receiving the rent and other receipts, regardless of the receiving bank account.

o	Similarly, disbursements are attributed to the invoiced entity, irrespective of the entity making the payment.

•	Receipts and disbursements processed through Sonesta-controlled bank accounts, as described in the Cash Management Motion, are included in the cash receipts and disbursements calculations. However, because these bank accounts are not controlled by Debtor 20 Mass Ave TRS Inc., the related ending cash balances are excluded to reconcile to the Debtor’s book ending cash balance.

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•	Disbursements related to professional fees that are transferred into the professional fee reserve account are included in cash disbursements at the time the amounts are transferred to such account. Notwithstanding the foregoing, such amounts remain included in the ending cash balance until ultimately disbursed from the professional fee reserve account.

•	Receipts and disbursements from non-Debtor entities have been excluded, even if such transactions pass through Debtor bank accounts, as they are not attributable to the Debtors. However, receipts and disbursements related to the Non-Debtor Mortgages, as defined in the Declaration of John R. Castellano in Support of Chapter 11 Petitions and First Day Relief [Docket No. 26] (the “First Day Declaration”), are included in the Cash and Cash Equivalents of Office Properties Income Trust.

•	Based on guidance received from the Office of the United States Trustee, reported cash receipts and disbursements should exclude intercompany transactions. Therefore, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11 MOR Part 1 may not equal the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records.

Notes to Part 2: Asset and Liability Status

•	The amounts identified in Part 2 of this MOR are derived from the Debtors’ unaudited and estimated balance sheets. Please refer to the notes above for information regarding presentation and limitations that may exist in this MOR.

•	The Debtors report cash on their balance sheets in Cash and cash equivalents and in Restricted cash. Restricted cash includes cash subject to legal or contractual restrictions, such as property level reserves, professional fee escrows, utility deposits, DIP Facility-related balances, and other escrowed amounts.

•	The funded secured and unsecured debt amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated balance sheets. Such amounts do not reflect the Debtors’ view as to the amount of any claim and the Debtors reserve all rights with respect to any asserted claim amounts. Accordingly, there may be differences between such amounts asserted in the MORs and any corresponding amounts stated in the Debtors’ statements of financial affairs and schedules of assets and liabilities.

•	While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the balance sheet only includes the cumulative net income from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as described in the Cash Management Motion pursuant to the Sonesta Management Agreement as defined in the First Day Declaration.

•	Amounts reported in “Liabilities Subject to Compromise” include intercompany balances. Intercompany balances have not been eliminated between Debtors for MOR reporting purposes.

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Notes to Part 4: Income Statement (Statement of Operations)

•	The income statement included in this MOR reflects month-to-date results. This clarification is provided for the avoidance of doubt.

•	While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the income statement only includes the net gain/loss from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as further described in the Cash Management Motion and the First Day Declaration.

•	Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Notes to Part 5: Professional Fees

•	Debtor professional fees are recorded at the paying Debtor – Office Properties Income Trust - and are not further allocated to individual legal entities.

Notes to Part 6: Postpetition Taxes

•	In the ordinary course of business, the Debtors are obligated to pay, among other taxes, sales and use, property, and income taxes, and various other governmental charges, fees, and assessments (collectively, the “Taxes and Fees”).

•	The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due.

Notes to Part 7: Questionnaire

•	7a – Payments on Prepetition Debt: As further described above, all payments made by the Debtors during the period were authorized under First Day Orders or the Final DIP Order (as defined below) granted by the Bankruptcy Court.

•	7c – Payments to Insiders: The personnel and various services the Company requires to operate its business and properties are provided by The RMR Group LLC (“RMR”) pursuant to two agreements: a business management agreement (“RMR Management Agreement”) and a property management agreement (“RMR Property Management Agreement” and together, collectively, the “RMR Management Agreements”).

As described in more detail in the First Day Declaration, the Debtors pay RMR for business management fees, property management fees, construction management fees, payroll reimbursement and accounts payable funding, regionwide expenses, and certain operating reimbursements. As discussed above, the Debtors reserve all rights with respect to the determination or status of RMR, and any other individual or entity listed herein, as an “insider” as defined in section 101(13) of the Bankruptcy Code or an affiliate as defined in section 101(2) of the Bankruptcy Code. To the extent RMR is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that RMR is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code.

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Additionally, as described in the First Day Declaration, the Debtors pay certain fees and reimbursements to Sonesta pursuant to the Sonesta Management Agreement. Accordingly, to the extent Sonesta is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that Sonesta is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code.

•	7g – Postpetition Borrowing: On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the terms of the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order). The remaining $10.7 million amount of the Tranche A2 Term Loan was syndicated to eligible participants of the DIP Facility. The syndication process terminated on February 26, 2026, at 5:00 p.m. (prevailing Eastern Time), and the Debtors received the $10.7 million Tranche A2 Term Loan on March 13, 2026. Additionally, the Debtors received $39.0 million of Tranche B Term Loan proceeds during the week ended April 10, 2026, and an additional $1.0 million during the week ended April 17, 2026, for total Tranche B funding of $40.0 million.

•	7j – Plan of Reorganization: On April 21, 2026, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of Reorganization of Office Properties Income Trust and Its Debtor Affiliates (the “Plan”) [Docket No. 1223]. The Confirmation Hearing (as defined in the Plan) was held on April 22, 2026, and on April 22, 2026, the Bankruptcy Court entered the Order Confirming the Fourth Amended Joint Chapter 11 Plan of Reorganization [Docket No. 1241] (the “Confirmation Order”), confirming the Plan. As of the date of this MOR, the effective date of the Plan has not yet occurred.

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UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF Texas Houston In Re. Office Properties Income Trust Debtor(s) § § § § Case No. 25-90530 Lead Case No. 25-90530 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2026 Petition Date: 10/30/2025 Months Pending: 6 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Timothy A. (“Tad”) Davidson II 05/29/2026 Timothy A. (“Tad”) Davidson II 600 Travis Street, Suite 4200, Houston, TX 77002 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$32,875,812	
b.	Total receipts (net of transfers between accounts)	$40,120,906	$125,508,100
c.	Total disbursements (net of transfers between accounts)	$3,920,944	$27,549,582
d.	Cash balance end of month (a+b-c)	$69,075,774	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$3,920,944	$27,549,582

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$76,891,775
e.	Total assets	$3,625,768,837
f.	Postpetition payables (excluding taxes)	$178,379,829
g.	Postpetition payables past due (excluding taxes)	$2,750
h.	Postpetition taxes payable	$68,085
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$178,447,914
k.	Prepetition secured debt	$1,309,358,645
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$2,768,535,132
n.	Total liabilities (debt) (j+k+l+m)	$4,256,341,691
o.	Ending equity/net worth (e-n)	$-630,572,854

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$85,828	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$1,091,305	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$3,397,140	
k.	Profit (loss)	$-4,574,273	$-55,096,711

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Office Properties Income Trust

Case No. 25-90530

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$4,286,503	$21,057,887	$4,286,503	$21,057,887
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Latham & Watkins LLP	Lead Counsel	$2,182,020	$11,060,363	$2,182,020	$11,060,363
	ii	Hunton Andrews Kurth LLP	Local Counsel	$272,425	$1,372,985	$272,425	$1,372,985
	iii	AP Services, LLC	Financial Professional	$1,250,151	$6,355,611	$1,250,151	$6,355,611
	iv	Quinn Emanuel Urquhart & Su	Special Counsel	$195,036	$984,791	$195,036	$984,791
	v	Moelis & Company LLC	Financial Professional	$90,000	$671,030	$90,000	$671,030
	vi	Sullivan & Worcester LLP	Special Counsel	$270,471	$586,707	$270,471	$586,707
	vii	PwC US Tax LLP	Other	$26,400	$26,400	$26,400	$26,400
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Office Properties Income Trust Case No. 25-90530 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii

Debtor's Name Office Properties Income Trust Case No. 25-90530

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$66,164	$312,923	$66,164	$312,923
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Benesch Friedlander Coplan & A	Special Counsel	$0	$463	$0	$463
	ii	Broadspire Services Inc	Other	$12,098	$12,266	$12,098	$12,266
	iii	Cox, Castle & Nicholson LLP	Special Counsel	$0	$11,612	$0	$11,612
	iv	Deloitte & Touche LLP	Other	$44,582	$240,050	$44,582	$240,050
	v	Fairfield and Woods PC	Special Counsel	$0	$345	$0	$345
	vi	Goulston & Storrs PC	Special Counsel	$1,163	$1,719	$1,163	$1,719
	vii	Klehr Harrison Harvey Branzbu	Special Counsel	$0	$11,811	$0	$11,811
	viii	Ryan, LLC	Other	$3,553	$7,447	$3,553	$7,447
	ix	Deloitte Tax LLP	Other	$0	$8,942	$0	$8,942
	x	Meridian Insights	Other	$4,500	$18,000	$4,500	$18,000
	xi	Miles & Stockbridge PC	Special Counsel	$268	$268	$268	$268
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UST Form 11-MOR (12/01/2021) 5

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Office Properties Income Trust Case No. 25-90530 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Office Properties Income Trust Case No. 25-90530

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c.	All professional fees and expenses (debtor & committees)			$6,026,277	$29,832,239	$6,026,277	$29,832,239

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ○ No ●
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ● No ○
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ● No ○
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ● No ○ N/A ○
i.	Do you have:	Worker's compensation insurance?	Yes ○ No ●
		If yes, are your premiums current?	Yes ○ No ○ N/A ● (if no, see Instructions)
		Casualty/property insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		General liability insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ● No ○
k.	Has a disclosure statement been filed with the court?		Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John R. Castellano	John R. Castellano
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	05/29/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Office Properties Income Trust

Case No. 25-90530

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

UST Form 11-MOR (12/01/2021)

10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Office Properties Income Trust Case No. 25-90530 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Office Properties Income Trust Case No. 25-90530 PageFour PageThree

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	Office Properties Income Trust	Government Properties Income Trust LLC	112 Ave Miami LLC	20 Mass Ave TRS Inc.	3400 Plano TX LLC	440 First Street LLC	ACP East LLC	Bayside Pkwy Fremont 2 LLC	Burt Street Omaha LLC	Clay Holdco LLC
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Rent and Other Receipts	120,906	552,919	278,097	4,426,477	-	466,674	33,788	58,762	200,237	-
Operating Disbursements										
Payroll & Benefits	-	(19,299)	(8,958)	-	(4,152)	(35,757)	(5,587)	(6,078)	(4,059)	-
Property and Other Taxes	-	(50,493)	(6)	-	(6)	(516,075)	(2)	(3)	(4)	-
Property Management Fees	-	(9,202)	(9,128)	-	(4,101)	(20,299)	(1,768)	(927)	(6,886)	-
Business Management Fee	-	(67,187)	(6,306)	-	(6,939)	(19,449)	(1,918)	(3,227)	(4,001)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	(40,661)	(19,679)	-	(23)	(43,381)	(1,336)	(10)	(13)	-
Maintenance & Other Expenses	-	(161,265)	(58,304)	-	(424)	(103,878)	(4,277)	(13,596)	(2,740)	-
Corporate G&A	-	(18,536)	(1,740)	-	(1,914)	(5,366)	(529)	(890)	(1,104)	-
Total Operating Disbursements	-	*(366,642)*	*(104,119)*	-	*(17,560)*	*(744,206)*	*(15,418)*	*(24,732)*	*(18,807)*	-
Total Capex	-	*(3,500)*	-	-	-	*(16,704)*	-	-	-	-
Total Hotel Disbursements	-	-	-	(2,249,622)	-	-	-	-	-	-
Net Cash Flow From Operations	120,906	182,777	173,978	2,176,855	(17,560)	(294,237)	18,371	34,030	181,430	-
Non-Operating Disbursements										
Debt Service	(1,204,937)	-	-	-	-	-	-	-	-	-
Professional Fees	(2,716,007)	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	(103,350)	-	-	-	-
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(3,920,944)	-	-	-	-	(103,350)	-	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(3,800,038)	182,777	173,978	2,176,855	(17,560)	(397,587)	18,371	34,030	181,430	-
DIP Proceeds	40,000,000	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	36,199,962	182,777	173,978	2,176,855	(17,560)	(397,587)	18,371	34,030	181,430	-
Beg. Cash Balance	32,875,812	11,892,290	-	955,896	-	3,050,435	-	-	-	-
(+/-) Net Cash Flow After Financing	36,199,962	182,777	173,978	2,176,855	(17,560)	(397,587)	18,371	34,030	181,430	-
MOR Part 1 d. Cash Balance	**$ 69,075,774**	**$ 12,075,067**	**$ 173,978**	**$ 3,132,751**	**$ (17,560)**	**$ 2,652,848**	**$ 18,371**	**$ 34,030**	**$ 181,430**	**$ -**
(+/-) Net Cash Flow from/to CMBS	(1,064,413)	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	(1,490,310)	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	2,995,182	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	5,885,232	(1,753,752)	(173,978)	-	17,560	78,053	(18,371)	(34,030)	(181,430)	-
Cash Balance End of Period, Book	**$ 76,891,775**	**$ 10,321,315**	**$ -**	**$ 1,642,441**	**$ -**	**$ 2,730,901**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rent and Other Receipts	204,725	-	635,326	-	-	271,145	238,020	235,238	272,850	166,360
Operating Disbursements										
Payroll & Benefits	(2,975)	-	(28,842)	-	-	(26,377)	(32,769)	(37,625)	(15,522)	(15,530)
Property and Other Taxes	(6)	-	(893,958)	-	-	(368,489)	(298,436)	(79,321)	(8)	(7)
Property Management Fees	(6,142)	-	(19,297)	-	-	(14,824)	(6,594)	(12,675)	(9,086)	(7,979)
Business Management Fee	(6,867)	-	(62,815)	-	-	(22,839)	(14,456)	(17,605)	(8,827)	(8,222)
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(22)	-	(40,053)	-	-	(29,790)	(45,486)	(22,474)	(26,623)	(13,989)
Maintenance & Other Expenses	(781)	-	(214,845)	-	-	(64,382)	(67,763)	(65,722)	(44,654)	(52,891)
Corporate G&A	(1,894)	-	(17,329)	-	-	(6,301)	(3,988)	(4,857)	(2,435)	(2,268)
Total Operating Disbursements	*(18,688)*	-	*(1,277,140)*	-	-	*(533,001)*	*(469,491)*	*(240,280)*	*(107,155)*	*(100,886)*
Total Capex	-	-	*(25,379)*	-	-	-	-	-	*(544,895)*	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	186,037	-	(667,193)	-	-	(261,857)	(231,472)	(5,042)	(379,200)	65,473
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	(71,423)	(58,713)	(60,246)	(1,026)	-
First Day Motions - Vendors	-	-	(5,970)	-	-	-	(1,500)	(2,221)	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	(5,970)	-	-	(71,423)	(60,213)	(62,467)	(1,026)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	186,037	-	(673,163)	-	-	(333,280)	(291,685)	(67,509)	(380,226)	65,473
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	186,037	-	(673,163)	-	-	(333,280)	(291,685)	(67,509)	(380,226)	65,473
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	186,037	-	(673,163)	-	-	(333,280)	(291,685)	(67,509)	(380,226)	65,473
MOR Part 1 d. Cash Balance	**$ 186,037**	**$ -**	**$ (673,163)**	**$ -**	**$ -**	**$ (333,280)**	**$ (291,685)**	**$ (67,509)**	**$ (380,226)**	**$ 65,473**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	(186,037)	-	673,163	-	-	333,280	291,685	67,509	380,226	(65,473)
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Rent and Other Receipts	63,666	14,936	95,583	507,134	121,672	435,120	-	-	-	-
Operating Disbursements										
Payroll & Benefits	(7,370)	(5,435)	(36,268)	(31,417)	(20,736)	(32,615)	-	(8,441)	(10,555)	-
Property and Other Taxes	(1)	(1)	(496,276)	(10)	(6)	(20)	(0)	(15)	(9)	-
Property Management Fees	(3,749)	(601)	(6,090)	(37,727)	(6,726)	(40,461)	-	-	(947)	-
Business Management Fee	(1,170)	(1,245)	(30,734)	(11,297)	(6,777)	(22,453)	(261)	(16,661)	(6,257)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(11,515)	(6,530)	(37,788)	(69,082)	(28,992)	(59,191)	(1)	(15,757)	(3,864)	-
Maintenance & Other Expenses	(20,935)	(12,463)	(57,229)	(87,958)	(70,733)	(136,778)	-	(21,849)	(13,653)	-
Corporate G&A	(323)	(344)	(8,479)	(3,117)	(1,870)	(6,194)	(72)	(4,597)	(1,726)	-
Total Operating Disbursements	*(45,063)*	*(26,619)*	*(672,863)*	*(240,609)*	*(135,840)*	*(297,714)*	*(334)*	*(67,320)*	*(37,011)*	-
Total Capex	-	-	-	*(66,732)*	-	*(417,708)*	-	*(33,083)*	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	18,603	(11,683)	(577,281)	199,793	(14,169)	(280,302)	(334)	(100,403)	(37,011)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	(97,210)	-	-	-	-	-	(209,775)	-
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	(13,184)	-
Total Non-Operating Disbursements	-	-	(97,210)	-	-	-	-	-	(222,959)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	18,603	(11,683)	(674,491)	199,793	(14,169)	(280,302)	(334)	(100,403)	(259,970)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	18,603	(11,683)	(674,491)	199,793	(14,169)	(280,302)	(334)	(100,403)	(259,970)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	18,603	(11,683)	(674,491)	199,793	(14,169)	(280,302)	(334)	(100,403)	(259,970)	-
MOR Part 1 d. Cash Balance	**$ 18,603**	**$ (11,683)**	**$ (674,491)**	**$ 199,793**	**$ (14,169)**	**$ (280,302)**	**$ (334)**	**$ (100,403)**	**$ (259,970)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	(18,603)	11,683	674,491	(199,793)	14,169	280,302	334	100,403	259,970	-
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rent and Other Receipts	-	-	33,500	1,480,511	63,617	80,059	576,252	273,832	-	2,598,849
Operating Disbursements										
Payroll & Benefits	-	-	(6,663)	(79,692)	(9,777)	(5,189)	(41,562)	(15,385)	-	(143,754)
Property and Other Taxes	-	-	(2)	(220,806)	(3)	(2)	(169,127)	(5)	-	(52,786)
Property Management Fees	-	-	(989)	(48,429)	(4,878)	(2,633)	(30,667)	(8,285)	-	(182,235)
Business Management Fee	-	-	(2,441)	(37,649)	(3,207)	(2,115)	(21,216)	(5,961)	-	(81,592)
Insurance	-	-	-	-	-	-	-	-	-	(2,625)
Utilities	-	-	(1,589)	(93,683)	(10,272)	(7)	(56,787)	(28,937)	-	(151,447)
Maintenance & Other Expenses	-	-	(6,028)	(279,181)	(27,452)	(35)	(145,920)	(24,007)	-	(380,835)
Corporate G&A	-	-	(673)	(10,387)	(885)	(583)	(5,853)	(1,644)	-	(22,510)
Total Operating Disbursements	-	-	*(18,386)*	*(769,827)*	*(56,475)*	*(10,563)*	*(471,133)*	*(84,224)*	-	*(1,017,785)*
Total Capex	-	-	*(2,600)*	*(19,500)*	*(110,820)*	-	-	-	-	*(1,406,724)*
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	-	12,514	691,185	(103,677)	69,496	105,119	189,608	-	174,340
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	(1,550,740)	-	-	(2,379,663)
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	(73,824)
First Day Motions - Vendors	-	-	-	(3,833)	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	-	(3,833)	-	-	(1,550,740)	-	-	(2,453,487)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	-	12,514	687,351	(103,677)	69,496	(1,445,621)	189,608	-	(2,279,147)
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	-	12,514	687,351	(103,677)	69,496	(1,445,621)	189,608	-	(2,279,147)
Beg. Cash Balance	-	-	-	-	-	-	22,176	-	-	9,038,905
(+/-) Net Cash Flow After Financing	-	-	12,514	687,351	(103,677)	69,496	(1,445,621)	189,608	-	(2,279,147)
MOR Part 1 d. Cash Balance	**$ -**	**$ -**	**$ 12,514**	**$ 687,351**	**$ (103,677)**	**$ 69,496**	**$ (1,423,445)**	**$ 189,608**	**$ -**	**$ 6,759,758**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	-	-	(12,514)	(687,351)	103,677	(69,496)	1,548,193	(189,608)	-	(6,754,934)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 124,748**	**$ -**	**$ -**	**$ 4,824**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rent and Other Receipts	-	3,172,812	-	-	-	7,685,218	-	228,803	-	41,286
Operating Disbursements										
Payroll & Benefits	-	(154,786)	-	-	-	(355,033)	-	(5,025)	-	(4,395)
Property and Other Taxes	-	(92,289)	-	-	-	(113,538)	-	(6)	-	(1)
Property Management Fees	-	(134,103)	-	-	-	(251,232)	-	(6,130)	-	(1,221)
Business Management Fee	-	(102,699)	-	-	-	(223,084)	-	(6,255)	-	(1,452)
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	(363,935)	-	-	-	(442,038)	-	(20)	-	(5)
Maintenance & Other Expenses	-	(631,963)	-	-	-	(1,364,043)	-	(970)	-	(967)
Corporate G&A	-	(28,363)	-	-	-	(69,541)	-	(1,726)	-	(401)
Total Operating Disbursements	-	*(1,508,137)*	-	-	-	*(2,818,509)*	-	*(20,132)*	-	*(8,443)*
Total Capex	-	*(15,293)*	-	-	-	*(120,648)*	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	1,649,381	-	-	-	4,746,061	-	208,671	-	32,843
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	(3,929,795)	-	-	-	-
Professional Fees	-	(3,888,536)	-	-	-	(1,670,958)	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	(34,349)	-	-	-	-
First Day Motions - Vendors	-	(363,745)	-	-	-	(14,768)	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	(4,252,281)	-	-	-	(5,649,870)	-	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	(2,602,900)	-	-	-	(903,808)	-	208,671	-	32,843
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	(2,602,900)	-	-	-	(903,808)	-	208,671	-	32,843
Beg. Cash Balance	-	125,723	-	-	-	7,729,359	-	-	-	-
(+/-) Net Cash Flow After Financing	-	(2,602,900)	-	-	-	(903,808)	-	208,671	-	32,843
MOR Part 1 d. Cash Balance	**$ -**	**$ (2,477,177)**	**$ -**	**$ -**	**$ -**	**$ 6,825,550**	**$ -**	**$ 208,671**	**$ -**	**$ 32,843**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	-	2,477,203	-	-	-	903,146	-	(208,671)	-	(32,843)
Cash Balance End of Period, Book	**$ -**	**$ 26**	**$ -**	**$ -**	**$ -**	**$ 7,728,696**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rent and Other Receipts	103,641	55,811	4,952	193,320	-	-	-	280,255	1,238	-
Operating Disbursements										
Payroll & Benefits	(7,121)	(13,542)	-	(4,059)	-	-	(3,634)	(4,175)	(5,495)	-
Property and Other Taxes	(4)	(8)	-	(2)	-	-	(19)	(8)	(9)	-
Property Management Fees	(3,271)	(10,396)	-	(2,002)	-	-	-	(8,408)	(1,233)	-
Business Management Fee	(4,403)	(9,020)	-	(2,185)	-	-	(21,131)	(9,151)	(9,914)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(2,896)	(20,207)	-	(7)	-	-	(65,148)	(30)	(12,965)	-
Maintenance & Other Expenses	(17,489)	(39,419)	-	(143)	-	-	(15,676)	(112)	(31,981)	-
Corporate G&A	(1,215)	(2,489)	-	(603)	-	-	(5,830)	(2,525)	(2,735)	-
Total Operating Disbursements	*(36,398)*	*(95,082)*	-	*(9,002)*	-	-	*(111,438)*	*(24,408)*	*(64,333)*	-
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	67,243	(39,271)	4,952	184,318	-	-	(111,438)	255,847	(63,095)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	-	-	-	-	-	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	67,243	(39,271)	4,952	184,318	-	-	(111,438)	255,847	(63,095)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	67,243	(39,271)	4,952	184,318	-	-	(111,438)	255,847	(63,095)	-
Beg. Cash Balance	-	-	12,373,397	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	67,243	(39,271)	4,952	184,318	-	-	(111,438)	255,847	(63,095)	-
MOR Part 1 d. Cash Balance	**$ 67,243**	**$ (39,271)**	**$ 12,378,349**	**$ 184,318**	**$ -**	**$ -**	**$ (111,438)**	**$ 255,847**	**$ (63,095)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	(67,243)	39,271	625,860	(184,318)	-	-	111,438	(255,847)	63,095	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ 13,004,210**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rent and Other Receipts	-	-	1,420,784	152,524	-	290,753	-	-	315,883	-
Operating Disbursements										
Payroll & Benefits	(10,478)	(3,228)	(59,738)	(17,309)	(5,025)	(9,183)	(14,148)	-	(3,626)	-
Property and Other Taxes	(76,959)	(17)	(13,457)	(12)	(8)	(3)	(5)	-	(7)	-
Property Management Fees	-	-	(29,044)	(16,750)	767	(6,189)	(11,726)	-	(9,990)	-
Business Management Fee	(8,280)	(18,752)	(20,872)	(13,760)	(8,309)	(3,678)	(5,889)	-	(8,236)	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	(12,352)	(58,653)	(49,504)	(17,285)	(54,256)	(17,215)	(19)	-	(2,780)	-
Maintenance & Other Expenses	(17,678)	(62,968)	(92,306)	(17,811)	(35,327)	(27,049)	(90,044)	-	(12,001)	-
Corporate G&A	(2,284)	(5,173)	(5,758)	(3,796)	(2,292)	(1,015)	(1,625)	-	(2,272)	-
Total Operating Disbursements	*(128,031)*	*(148,791)*	*(270,680)*	*(86,723)*	*(104,450)*	*(64,332)*	*(123,456)*	-	*(38,911)*	-
Total Capex	-	-	*(104,627)*	-	*(6,275)*	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(128,031)	(148,791)	1,045,478	65,801	(110,725)	226,420	(123,456)	-	276,972	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	(457,712)	-	-	-	-	-	-	-
First Day Motions - Vendors	-	(66)	(3,782)	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	(66)	(461,494)	-	-	-	-	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(128,031)	(148,857)	583,984	65,801	(110,725)	226,420	(123,456)	-	276,972	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(128,031)	(148,857)	583,984	65,801	(110,725)	226,420	(123,456)	-	276,972	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(128,031)	(148,857)	583,984	65,801	(110,725)	226,420	(123,456)	-	276,972	-
MOR Part 1 d. Cash Balance	**$ (128,031)**	**$ (148,857)**	**$ 583,984**	**$ 65,801**	**$ (110,725)**	**$ 226,420**	**$ (123,456)**	**$ -**	**$ 276,972**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	128,031	148,857	(583,984)	(65,801)	110,725	(226,420)	123,456	-	(276,972)	-
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	Case No. 25-90530 (CML)
Office Properties Income Trust, et al.	Reporting Period: April 1, 2026 through April 30, 2026
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 4/1/2026 through 4/30/2026
(See Global Notes for Additional Details)

	SIR Westford LLC	Twelve24 Atlanta LLC	West Java Sunnyvale LLC
	Case No. 25-90597	Case No. 25-90600	Case No. 25-90601
Rent and Other Receipts	-	24,467	385,518
Operating Disbursements			
Payroll & Benefits	-	(24,559)	(3,192)
Property and Other Taxes	-	(36)	(6)
Property Management Fees	-	(52,473)	(11,409)
Business Management Fee	-	(39,652)	(6,486)
Insurance	-	-	-
Utilities	-	(58,585)	(2,114)
Maintenance & Other Expenses	-	(204,873)	(94)
Corporate G&A	-	(10,939)	(1,789)
Total Operating Disbursements	-	*(391,116)*	*(25,091)*
Total Capex	-	-	-
Total Hotel Disbursements	-	-	-
Net Cash Flow From Operations	-	(366,648)	360,427
Non-Operating Disbursements			
Debt Service	-	-	-
Professional Fees	-	-	-
Utility Deposits	-	-	-
First Day Motions - Taxes	-	-	-
First Day Motions - Vendors	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-
Total Non-Operating Disbursements	-	-	-
Asset Sales	-	-	-
Net Cash Flow	-	(366,648)	360,427
DIP Proceeds	-	-	-
Net Cash Flow After Financing	-	(366,648)	360,427
Beg. Cash Balance	-	-	-
(+/-) Net Cash Flow After Financing	-	(366,648)	360,427
MOR Part 1 d. Cash Balance	$ -	$ (366,648)	$ 360,427
(+/-) Net Cash Flow from/to CMBS	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-
(+/-) Intercompany Transactions, net, and Cash In Transit	-	366,648	(360,427)
Cash Balance End of Period, Book	$ -	$ -	$ -

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	Office Properties Income Trust	**Government Properties Income Trust LLC**	**112 Ave Miami LLC**	**20 Mass Ave TRS Inc.**	**3400 Plano TX LLC**	**440 First Street LLC**	**ACP East LLC**	**Bayside Pkwy Fremont 2 LLC**	**Burt Street Omaha LLC**	**Clay Holdco LLC**
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Cash and cash equivalents	38,454,750	10,302,086	-	1,642,441	-	-	-	-	-	-
Restricted cash	38,437,026	19,229	-	-	-	2,730,901	-	-	-	-
Rents receivable	-	799,413	816,834	418,975	296,888	3,783,075	123,131	2,910,454	1,898,966	-
Total Current Assets	**76,891,775**	**11,120,728**	**816,834**	**2,061,416**	**296,888**	**6,513,976**	**123,131**	**2,910,454**	**1,898,966**	**-**
Land	-	*14,589,447*	*4,798,130*	-	*4,543,015*	*27,903,162*	*2,477,233*	*10,783,527*	*2,819,172*	-
Buildings and improvements	-	*293,674,773*	*5,170,147*	-	*16,285,485*	*42,581,277*	*5,037,689*	*2,125,461*	*10,897,668*	-
Accumulated depreciation	-	*(88,102,434)*	*(1,458,845)*	-	*(3,356,136)*	*(9,271,116)*	*(1,502,124)*	*(361,325)*	*(1,835,258)*	-
Real estate properties (net)	-	220,161,786	8,509,432	-	17,472,364	61,213,322	6,012,798	12,547,662	11,881,582	-
Due from related parties	63,488,534	610,440,776	11,999,679	988,592	8,927,503	27,576,864	278,143	7,984,983	615,707	-
Deferred leasing costs (net)	-	456,083	-	-	877,314	3,794,139	108,492	2,303,564	1,303,964	-
Acquired real estate leases - net	-	-	115,741	-	1,794,053	2,381,957	-	1,145,167	-	-
Other assets (net)	3,485,388,528	(139,380,442)	(16,783,869)	548,000	(25,292,166)	(88,432,232)	(8,159,571)	(16,198,840)	3,026	-
Total Assets	**3,625,768,837**	**702,798,932**	**4,657,817**	**3,598,008**	**4,075,955**	**13,048,026**	**(1,637,007)**	**10,692,990**	**15,703,245**	**-**
Accounts payable and other liabilities	50,635,414	1,279,587	170,816	5,004,637	4,015	3,031,574	52,692	636,523	314,752	-
Due to related parties	-	6,196,036	-	-	-	132,051	-	85,796	-	-
Assumed real estate lease obligations (net)	-	-	-	-	925,168	-	-	-	-	-
Secured debt (net)	*409,178,145*	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	3,796,528,132	31,952	4,322	-	139	35,248	2,456	3,462	13,264,133	-
Total Liabilities	**4,256,341,690**	**7,507,575**	**175,138**	**5,004,637**	**929,323**	**3,198,873**	**55,148**	**725,780**	**13,578,885**	**-**
Common shares of beneficial interest	739,411	-	-	-	-	-	-	-	-	-
Additional paid in capital	2,658,636,481	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,820,032,949)	695,191,357	4,482,679	(1,406,630)	3,146,633	9,849,154	(1,692,155)	9,967,209	2,124,360	-
Cumulative common distributions	(1,469,915,797)	100,000	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(630,572,854)**	**695,291,357**	**4,482,679**	**(1,406,630)**	**3,146,633**	**9,849,154**	**(1,692,155)**	**9,967,209**	**2,124,360**	**-**
Total Liabilities and Shareholders' Equity	**3,625,768,837**	**702,798,932**	**4,657,817**	**3,598,008**	**4,075,955**	**13,048,026**	**(1,637,007)**	**10,692,990**	**15,703,245**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	Clay Road Houston LLC	**CRI SIR LLC**	**Elliott Ave Seattle LLC**	**Ewing Holdco LLC**	**First Potomac DC Holdings, LLC**	**FP 11 Dupont Circle, LLC**	**FP 1211 Connecticut Avenue, LLC**	**FP 1401 K, LLC**	**FP 1775 Wiehle Avenue, LLC**	**FP 540 Gaither, LLC**
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	640,922	-	4,197,823	-	-	6,316,173	1,904,675	2,549,835	650,619	(43,224)
Total Current Assets	**640,922**	**-**	**4,197,823**	**-**	**-**	**6,316,173**	**1,904,675**	**2,549,835**	**650,619**	**(43,224)**
Land	*5,494,791*	-	*26,639,923*	-	-	*28,254,691*	*30,387,895*	*29,215,662*	*4,137,884*	*10,740,463*
Buildings and improvements	*12,686,047*	-	*204,920,395*	-	-	*69,276,820*	*28,254,580*	*42,876,580*	*31,819,187*	*20,787,449*
Accumulated depreciation	*(3,383,969)*	-	*(29,430,348)*	-	-	*(20,315,758)*	*(7,912,359)*	*(13,237,322)*	*(8,230,322)*	*(5,015,460)*
Real estate properties (net)	14,796,869	-	202,129,970	-	-	77,215,754	50,730,117	58,854,920	27,726,748	26,512,452
Due from related parties	12,161,187	-	1,203,302	-	-	1,486,875	-	963,347	6,513,649	4,237,664
Deferred leasing costs (net)	241,622	-	1,614,184	-	-	3,038,602	693,187	816,721	751,607	405,214
Acquired real estate leases - net	-	-	-	-	-	750,877	491,518	802,764	545,544	269,206
Other assets (net)	(20,952,291)	-	(27,349,301)	-	-	(19,159,464)	(37,377,849)	(40,761,584)	(36,305,861)	(30,877,318)
Total Assets	**6,888,309**	**-**	**181,795,977**	**-**	**-**	**69,648,817**	**16,441,648**	**23,226,002**	**(117,695)**	**503,993**
Accounts payable and other liabilities	207,569	-	83,551	-	-	884,127	512,233	630,921	267,951	260,106
Due to related parties	-	-	-	-	-	-	370,223	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	364	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	51	-	207,159,299	-	5,734,868	79,693,941	25,385,826	35,701,967	16,363	35,450
Total Liabilities	**207,620**	**-**	**207,242,850**	**-**	**5,734,868**	**80,578,068**	**26,268,283**	**36,333,252**	**284,314**	**295,556**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	6,680,689	-	(25,446,873)	-	(5,734,868)	(10,929,250)	(9,826,635)	(13,107,250)	(402,009)	208,436
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**6,680,689**	**-**	**(25,446,873)**	**-**	**(5,734,868)**	**(10,929,250)**	**(9,826,635)**	**(13,107,250)**	**(402,009)**	**208,436**
Total Liabilities and Shareholders' Equity	**6,888,309**	**-**	**181,795,977**	**-**	**-**	**69,648,817**	**16,441,648**	**23,226,002**	**(117,695)**	**503,993**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	480,322	40,404	1,705,505	2,362,962	606,508	4,373,034	-	-	-	-
Total Current Assets	**480,322**	**40,404**	**1,705,505**	**2,362,962**	**606,508**	**4,373,034**	**-**	**-**	**-**	**-**
Land	*1,423,645*	*2,012,902*	*42,726,334*	*5,750,957*	*3,125,956*	*12,714,223*	*1,267,184*	*5,033,407*	*584,662*	-
Buildings and improvements	*2,533,910*	*2,674,630*	*76,172,621*	*34,052,033*	*21,522,358*	*69,908,198*	-	*56,884,904*	*3,622,154*	-
Accumulated depreciation	*(785,649)*	*(817,786)*	*(17,321,439)*	*(8,062,048)*	*(5,282,367)*	*(15,718,881)*	-	*(17,334,239)*	*(240,708)*	-
Real estate properties (net)	3,171,906	3,869,747	101,577,516	31,740,942	19,365,947	66,903,541	1,267,184	44,584,072	3,966,108	-
Due from related parties	4,492,734	2,576,658	8,976,670	21,833,948	5,224,298	39,780,816	-	-	26,371,503	7,897,414
Deferred leasing costs (net)	24,703	11,242	712,354	1,797,250	328,814	3,825,254	-	-	-	-
Acquired real estate leases - net	614,089	-	-	-	209,780	614,553	-	-	-	-
Other assets (net)	(5,165,331)	(5,432,428)	(111,216,944)	(49,154,462)	(26,342,012)	(98,089,963)	4,750	(75,620,390)	(18,770,286)	(7,752,402)
Total Assets	**3,618,424**	**1,065,623**	**1,755,102**	**8,580,640**	**(606,665)**	**17,407,235**	**1,271,934**	**(31,036,319)**	**11,567,325**	**145,012**
Accounts payable and other liabilities	23,096	22,238	173,607	1,568,265	321,074	1,711,083	5,324	61,248	72,915	-
Due to related parties	-	48,832	622,778	-	-	-	1,755	592,200	500,099	-
Assumed real estate lease obligations (net)	213,475	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	8,661	3,305	94,748	43,564	30,975	9,402	1,504,525	41,223,494	12,087	-
Total Liabilities	**245,232**	**74,375**	**891,133**	**1,611,829**	**352,049**	**1,720,485**	**1,511,604**	**41,876,942**	**585,101**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	3,373,192	991,247	863,969	6,968,811	(958,714)	15,686,750	(239,670)	(72,913,261)	10,982,224	145,012
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**3,373,192**	**991,247**	**863,969**	**6,968,811**	**(958,714)**	**15,686,750**	**(239,670)**	**(72,913,261)**	**10,982,224**	**145,012**
Total Liabilities and Shareholders' Equity	**3,618,424**	**1,065,623**	**1,755,102**	**8,580,640**	**(606,665)**	**17,407,235**	**1,271,934**	**(31,036,319)**	**11,567,325**	**145,012**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	GOV NEW OPPTY LP REIT	**GOV NEW OPPTY REIT**	**GPT Properties LLC**	**GPT Properties Trust**	**Grand Oak Circle Tampa LLC**	**Jan Davis Huntsville LLC**	**OPI 25 Exchange LLC**	**OPI AL Properties LLC**	**OPI BND Holdings Trust**	**OPI BND Properties LLC**
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Cash and cash equivalents	-	-	-	-	-	-	124,748	-	-	4,824
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	34,061	6,338,297	834,174	414,813	3,787,745	73,339	-	21,558,849
Total Current Assets	-	-	**34,061**	**6,338,297**	**834,174**	**414,813**	**3,912,493**	**73,339**	-	**21,563,673**
Land	-	-	*2,618,281*	*41,704,569*	*1,100,000*	*1,501,255*	*26,025,942*	*2,293,870*	-	*41,059,701*
Buildings and improvements	-	-	*9,246,016*	*125,299,469*	*13,592,998*	*1,491,443*	*45,663,390*	*21,902,107*	-	*277,850,143*
Accumulated depreciation	-	-	*(1,431,848)*	*(39,432,426)*	*(5,239,733)*	*(291,060)*	*(13,367,348)*	*(7,513,250)*	-	*(86,358,983)*
Real estate properties (net)	-	-	10,432,449	127,571,611	9,453,265	2,701,639	58,321,984	16,682,727	-	232,550,861
Due from related parties	-	-	491,124	164,001,999	588,682	6,068,181	38,680,033	27,749,177	-	133,182,203
Deferred leasing costs (net)	-	-	5,187	2,045,224	185,272	-	1,817,900	-	-	13,966,750
Acquired real estate leases - net	-	-	-	4,085,985	-	1,603,806	646,543	731,443	-	3,574,659
Other assets (net)	-	-	(11,798,951)	(120,091,155)	(3,982,759)	(6,872,468)	(73,117,029)	(27,593,156)	-	(283,812,954)
Total Assets	-	-	**(836,131)**	**183,951,962**	**7,078,633**	**3,915,971**	**30,261,923**	**17,643,529**	-	**121,025,193**
Accounts payable and other liabilities	-	-	64,575	1,300,165	141,710	52,099	8,269,018	86,498	-	9,379,567
Due to related parties	-	-	-	-	-	-	28,416,924	-	-	12,287,113
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	151,756	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	*1,911,216*
Liabilities subject to compromise	-	-	224	180,545	16,857	7,801	129,706	33,637	-	336,099
Total Liabilities	-	-	**64,799**	**1,480,710**	**158,567**	**59,900**	**36,815,648**	**271,890**	-	**23,913,995**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	-	(900,930)	182,471,252	6,920,066	3,856,072	(6,553,725)	17,371,639	-	97,111,198
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	-	-	**(900,930)**	**182,471,252**	**6,920,066**	**3,856,072**	**(6,553,725)**	**17,371,639**	-	**97,111,198**
Total Liabilities and Shareholders' Equity	-	-	**(836,131)**	**183,951,962**	**7,078,633**	**3,915,971**	**30,261,923**	**17,643,529**	-	**121,025,193**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	OPI Notex Holdings Trust	**OPI Notex Properties LLC**	**OPI TRS Inc.**	**OPI WF Borrower LLC**	**OPI WF Holding LLC**	**OPI WF Owner LLC**	**Primerica Holdco LLC**	**Santa Clara (Walsh) LLC**	**SC Merger Sub LLC**	**Schrock Road Columbus LLC**
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Cash and cash equivalents	-	26	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	7,728,696	-	-	-	-
Rents receivable	-	27,258,505	-	-	-	36,305,152	-	1,410,490	-	167,264
Total Current Assets	-	**27,258,531**	-	-	-	**44,033,848**	-	**1,410,490**	-	**167,264**
Land	-	*36,462,190*	-	-	-	*98,527,272*	-	*6,686,964*	-	*716,285*
Buildings and improvements	-	*217,547,102*	-	-	-	*638,813,519*	-	*11,815,914*	-	*794,543*
Accumulated depreciation	-	*(56,249,634)*	-	-	-	*(166,538,626)*	-	*(2,101,983)*	-	*(316,291)*
Real estate properties (net)	-	197,759,658	-	-	-	570,802,165	-	16,400,895	-	1,194,537
Due from related parties	-	120,445,440	-	-	-	709,183,604	-	29,421,708	-	1,861,064
Deferred leasing costs (net)	-	19,515,996	-	-	-	13,686,239	-	1,576,542	-	344,109
Acquired real estate leases - net	-	11,360,691	-	-	-	49,949,456	-	752,112	-	-
Other assets (net)	-	(302,831,433)	-	-	-	(789,203,706)	-	(38,651,093)	-	(2,775,745)
Total Assets	-	**73,508,884**	-	-	-	**598,451,606**	-	**10,910,655**	-	**791,228**
Accounts payable and other liabilities	-	17,512,717	-	-	-	17,198,674	-	318,581	-	65,037
Due to related parties	-	42,758,827	22,327	-	-	2,541,518	-	-	-	-
Assumed real estate lease obligations (net)	-	110,527	-	-	-	6,061,816	-	-	-	-
Secured debt (net)	-	-	-	-	-	*424,395,377*	-	-	-	-
Liabilities subject to compromise	-	390,343	271,415	-	-	3,026,170	-	762	-	133
Total Liabilities	-	**60,772,415**	**293,742**	-	-	**453,223,554**	-	**319,343**	-	**65,170**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	12,736,470	(293,742)	-	-	145,228,051	-	10,591,311	-	726,059
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	-	**12,736,470**	**(293,742)**	-	-	**145,228,051**	-	**10,591,311**	-	**726,059**
Total Liabilities and Shareholders' Equity	-	**73,508,884**	-	-	-	**598,451,606**	-	**10,910,655**	-	**791,228**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Cash and cash equivalents	-	-	2,162,295	-	-	-	-	-	-	-
Restricted cash	-	-	10,841,915	-	-	-	-	-	-	-
Rents receivable	754,423	751,808	-	69,019	-	-	(200,000)	53,910	824,198	-
Total Current Assets	**754,423**	**751,808**	**13,004,210**	**69,019**	**-**	**-**	**(200,000)**	**53,910**	**824,198**	**-**
Land	*2,687,482*	*6,682,058*	-	*834,031*	-	-	*12,970,268*	*2,649,274*	*4,157,250*	-
Buildings and improvements	*3,409,718*	*10,911,205*	-	*3,034,769*	-	-	*32,417,689*	*7,996,883*	*8,686,400*	-
Accumulated depreciation	*(1,220,094)*	*(2,261,595)*	-	*(646,756)*	-	-	*(6,416,253)*	*(1,625,503)*	*(1,376,475)*	-
Real estate properties (net)	4,877,105	15,331,668	-	3,222,044	-	-	38,971,704	9,020,654	11,467,175	-
Due from related parties	2,250,758	-	12,005,500	4,750,966	-	-	36,884,894	22,704,981	27,056,105	-
Deferred leasing costs (net)	391,918	1,073,818	-	116,557	-	-	-	-	702,506	-
Acquired real estate leases - net	-	-	-	-	-	-	-	1,377,266	-	-
Other assets (net)	(5,477,963)	(20,244,778)	(10,065,676)	(6,226,365)	-	-	(62,628,131)	(26,360,741)	(30,659,944)	-
Total Assets	**2,796,241**	**(3,087,484)**	**14,944,033**	**1,932,221**	**-**	**-**	**13,028,467**	**6,796,070**	**9,390,040**	**-**
Accounts payable and other liabilities	262,595	1,045,073	-	186,588	-	-	288,138	284,032	201,220	-
Due to related parties	-	671,856	1,724,722	-	-	-	1,245,230	-	974,998	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	5,257	894,568	109,881	39	-	-	88,509	111	101,695	-
Total Liabilities	**267,852**	**2,611,498**	**1,834,603**	**186,626**	**-**	**-**	**1,621,877**	**284,143**	**1,277,912**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	2,528,389	(5,698,982)	13,109,430	1,745,595	-	-	11,406,590	6,511,927	8,112,127	-
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**2,528,389**	**(5,698,982)**	**13,109,430**	**1,745,595**	**-**	**-**	**11,406,590**	**6,511,927**	**8,112,127**	**-**
Total Liabilities and Shareholders' Equity	**2,796,241**	**(3,087,484)**	**14,944,033**	**1,932,221**	**-**	**-**	**13,028,467**	**6,796,070**	**9,390,040**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	1,823,961	586,204	169,005	(169,611)	1,197,760	-	(258,577)	17,968
Total Current Assets	**-**	**-**	**1,823,961**	**586,204**	**169,005**	**(169,611)**	**1,197,760**	**-**	**(258,577)**	**17,968**
Land	*4,543,015*	*5,573,288*	*9,318,246*	*14,038,798*	*14,453,262*	*4,964,936*	*6,819,428*	-	*12,304,407*	-
Buildings and improvements	*4,578,094*	*29,818,264*	*60,856,163*	*17,373,795*	*7,723,326*	*2,375,284*	*13,499,313*	-	*5,563,098*	-
Accumulated depreciation	*(1,117,984)*	*(5,802,917)*	*(16,138,369)*	*(4,750,855)*	*(1,569,658)*	*(307,934)*	*(1,953,745)*	-	*(1,184,342)*	-
Real estate properties (net)	8,003,125	29,588,635	54,036,040	26,661,738	20,606,930	7,032,286	18,364,996	-	16,683,163	-
Due from related parties	8,314,251	-	79,470,446	55,652,099	17,519,127	5,562,590	6,726,469	917,628	17,725,669	24,960,496
Deferred leasing costs (net)	-	-	733,009	-	145,877	382,207	3,576,486	-	1,283,554	-
Acquired real estate leases - net	-	-	3,136,629	1,297,818	-	-	-	-	728,146	-
Other assets (net)	(17,763,399)	(6,862,854)	(94,927,566)	(43,656,041)	(27,443,853)	(9,032,045)	(20,899,833)	-	(23,055,628)	-
Total Assets	**(1,446,024)**	**22,725,781**	**44,272,520**	**40,541,819**	**10,997,085**	**3,775,428**	**8,965,878**	**917,628**	**13,106,327**	**24,978,464**
Accounts payable and other liabilities	21,524	34,377	1,886,611	665,091	290,546	310,301	739,614	-	953,929	-
Due to related parties	491,988	1,335,457	-	-	599,522	-	5,116,705	-	94,006	-
Assumed real estate lease obligations (net)	-	-	153,070	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	13,184	18,979,752	705,016	19,353	1,473	562	401	-	3,538	-
Total Liabilities	**526,697**	**20,349,586**	**2,744,697**	**684,444**	**891,541**	**310,863**	**5,856,721**	**-**	**1,051,473**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,972,721)	2,376,194	41,527,823	39,857,374	10,105,544	3,464,565	3,109,158	917,628	12,054,854	24,978,464
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(1,972,721)**	**2,376,194**	**41,527,823**	**39,857,374**	**10,105,544**	**3,464,565**	**3,109,158**	**917,628**	**12,054,854**	**24,978,464**
Total Liabilities and Shareholders' Equity	**(1,446,024)**	**22,725,781**	**44,272,520**	**40,541,819**	**10,997,085**	**3,775,428**	**8,965,878**	**917,628**	**13,106,327**	**24,978,464**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: April 1, 2026 through April 30, 2026
Debtors	

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 4/30/2026

	SIR Westford LLC	Twelve24 Atlanta LLC	West Java Sunnyvale LLC
	Case No. 25-90597	Case No. 25-90600	Case No. 25-90601
Cash and cash equivalents	-	-	-
Restricted cash	-	-	-
Rents receivable	-	5,462,822	3,258,564
Total Current Assets	**-**	**5,462,822**	**3,258,564**
Land	-	*13,040,272*	*24,608,813*
Buildings and improvements	-	*145,947,638*	*3,757,541*
Accumulated depreciation	-	*(21,603,350)*	*(875,399)*
Real estate properties (net)	-	137,384,559	27,490,955
Due from related parties	17,137,960	40,116,343	13,915,355
Deferred leasing costs (net)	-	121,117	1,873,467
Acquired real estate leases - net	-	21,003,023	792,111
Other assets (net)	-	(179,899,199)	(28,873,645)
Total Assets	**17,137,960**	**24,188,665**	**18,456,807**
Accounts payable and other liabilities	-	1,199,132	395,184
Due to related parties	-	-	-
Assumed real estate lease obligations (net)	-	-	-
Secured debt (net)	-	-	-
Liabilities subject to compromise	-	66,812	1,399
Total Liabilities	**-**	**1,265,944**	**396,583**
Common shares of beneficial interest	-	-	-
Additional paid in capital	-	-	-
Cumulative net income	17,137,960	22,922,721	18,060,224
Cumulative common distributions	-	-	-
Total Shareholders' Equity	**17,137,960**	**22,922,721**	**18,060,224**
Total Liabilities and Shareholders' Equity	**17,137,960**	**24,188,665**	**18,456,807**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	Office Properties Income Trust Case No. 25-90530	**Government Properties Income Trust LLC** Case No. 25-90536	**112 Ave Miami LLC** Case No. 25-90551	**20 Mass Ave TRS Inc.** Case No. 25-90565	**3400 Plano TX LLC** Case No. 25-90555	**440 First Street LLC** Case No. 25-90570	**ACP East LLC** Case No. 25-90573	**Bayside Pkwy Fremont 2 LLC** Case No. 25-90532	**Burt Street Omaha LLC** Case No. 25-90556	**Clay Holdco LLC** Case No. 25-90576
Rental Income	-	**816,235**	**236,718**	**3,312,868**	**158,028**	**667,630**	**45,299**	**269,893**	**190,496**	-
Real estate taxes	-	(138,170)	(40,302)	-	-	(108,299)	(5,160)	(20,197)	(21,568)	-
Utility expenses	-	(14,906)	(22,627)	-	-	(22,735)	(3,134)	-	-	-
Other operating expenses	-	(178,745)	(83,934)	(2,886,718)	(9,766)	(103,196)	(16,394)	(39,810)	(15,611)	-
Depreciation and amortization	-	(1,142,645)	(42,195)	-	(82,945)	(199,673)	(25,355)	(33,195)	(62,960)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(85,828)	(26,036)	(6,902)	(545)	(7,595)	(21,287)	(2,100)	(3,532)	(4,379)	-
Total Expenses	**(85,828)**	**(1,500,502)**	**(195,960)**	**(2,887,264)**	**(100,306)**	**(455,190)**	**(52,142)**	**(96,734)**	**(104,518)**	-
Operating Income	**(85,828)**	**(684,267)**	**40,758**	**425,605**	**57,722**	**212,440**	**(6,843)**	**173,159**	**85,978**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	102,079	16,502	-	1,652	-	4,445	-	-	-	-
Interest expense	(1,193,384)	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(3,397,140)	(4,211)	(395)	-	(435)	(1,219)	(120)	(202)	(251)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(4,574,273)**	**(671,976)**	**40,363**	**427,257**	**57,287**	**215,666**	**(6,963)**	**172,957**	**85,727**	-

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rental Income	**192,703**	**-**	**634,445**	**-**	**-**	**455,531**	**213,928**	**331,209**	**178,888**	**182,184**
Real estate taxes	-	-	(171,651)	-	-	(76,407)	(62,523)	173,789	(24,283)	(36,121)
Utility expenses	-	-	(41,663)	-	-	(9,097)	(35,263)	40,023	(15,493)	(12,869)
Other operating expenses	(10,684)	-	(124,780)	-	-	(62,960)	(69,626)	(84,913)	(72,164)	(76,788)
Depreciation and amortization	(62,968)	-	(867,584)	-	-	(349,491)	(104,174)	(192,571)	(155,010)	(87,574)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(7,516)	-	(68,752)	-	-	(24,998)	(15,822)	(19,269)	(9,661)	(8,999)
Total Expenses	**(81,168)**	**-**	**(1,274,430)**	**-**	**-**	**(522,952)**	**(287,409)**	**(82,941)**	**(276,610)**	**(222,352)**
Operating Income	**111,535**	**-**	**(639,985)**	**-**	**-**	**(67,421)**	**(73,481)**	**248,268**	**(97,722)**	**(40,168)**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(430)	-	(3,937)	-	-	(1,431)	(906)	(1,103)	(553)	(515)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**111,105**	**-**	**(643,922)**	**-**	**-**	**(68,852)**	**(74,387)**	**247,165**	**(98,276)**	**(40,683)**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	FP 6310 Hillside Center, LLC Case No. 25-90594	FP 6315 Hillside Center, LLC Case No. 25-90543	FP 840 First Street, LLC Case No. 25-90587	FP Atlantic Corporate Park, LLC Case No. 25-90531	FP Patuxent Parkway, LLC Case No. 25-90546	FP Redland Technology Center LLC Case No. 25-90533	FP Sterling Park Land, LLC Case No. 25-90596	GOV Lake Fairfax Inc. Case No. 25-90599	GOV Lakewood Properties Trust Case No. 25-90560	GOV NEW OPPTY LP Case No. 25-90564
Rental Income	**101,478**	**16,057**	**167,977**	**514,431**	**205,693**	**990,072**	-	-	-	-
Real estate taxes	(7,964)	(5,923)	(102,819)	(25,674)	(20,109)	(117,161)	(1,341)	-	336,059	-
Utility expenses	(2,114)	(4,877)	61,363	(20,980)	(11,809)	37,671	-	(11,389)	(3,421)	-
Other operating expenses	(34,289)	(12,789)	(58,391)	(105,611)	(49,788)	(195,991)	-	(25,292)	(25,281)	-
Depreciation and amortization	(23,589)	(9,293)	(185,225)	(123,669)	(92,014)	(449,375)	-	(134,417)	(12,647)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(1,280)	(1,363)	(33,639)	(12,365)	(7,418)	(24,575)	(285)	(18,236)	(6,848)	-
Total Expenses	**(69,236)**	**(34,245)**	**(318,711)**	**(288,300)**	**(181,138)**	**(749,431)**	**(1,626)**	**(189,334)**	**287,862**	-
Operating Income	**32,241**	**(18,189)**	**(150,733)**	**226,132**	**24,555**	**240,641**	**(1,626)**	**(189,334)**	**287,862**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	3,254	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(73)	(78)	(1,926)	(708)	(425)	(1,407)	(16)	(1,044)	(392)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**32,168**	**(18,267)**	**(152,659)**	**225,424**	**27,385**	**239,233**	**(1,642)**	**(190,378)**	**287,470**	-

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: April 1, 2026 through April 30, 2026
Debtors	

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	GOV NEW OPPTY LP REIT	**GOV NEW OPPTY REIT**	**GPT Properties LLC**	**GPT Properties Trust**	**Grand Oak Circle Tampa LLC**	**Jan Davis Huntsville LLC**	**OPI 25 Exchange LLC**	**OPI AL Properties LLC**	**OPI BND Holdings Trust**	**OPI BND Properties LLC**
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rental Income	-	-	**33,025**	**1,546,967**	**334,601**	**86,719**	**521,157**	**286,465**	-	**3,345,928**
Real estate taxes	-	-	(5,947)	(217,852)	(18,734)	(7,695)	(88,836)	(11,067)	-	(376,569)
Utility expenses	-	-	(2,545)	12,366	(516)	-	(6,990)	(22,564)	-	(92,448)
Other operating expenses	-	-	(10,726)	(294,485)	(81,858)	(9,139)	(177,604)	(32,745)	-	(552,437)
Depreciation and amortization	-	-	(19,276)	(467,901)	(40,323)	(28,794)	(230,655)	(73,075)	-	(1,320,043)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	-	(2,671)	(41,207)	(3,510)	(2,315)	(23,221)	(6,524)	-	(89,304)
Total Expenses	-	-	**(41,166)**	**(1,009,080)**	**(144,941)**	**(47,943)**	**(527,307)**	**(145,975)**	-	**(2,430,800)**
Operating Income	-	-	**(8,141)**	**537,888**	**189,660**	**38,775**	**(6,150)**	**140,491**	-	**915,128**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	1,043	-	-	4,770
Interest expense	-	-	-	-	-	-	(1,132,067)	-	-	(2,727,804)
Reorganization Items, net	-	-	(153)	(2,360)	(201)	(133)	(4,065,446)	(374)	-	(1,646,203)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	-	**(8,294)**	**535,528**	**189,459**	**38,643**	**(5,202,620)**	**140,117**	-	**(3,454,108)**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rental Income	-	**3,967,111**	-	-	-	**8,311,846**	-	**232,615**	-	**43,648**
Real estate taxes	-	(390,610)	-	-	-	(1,099,706)	-	(29,805)	-	-
Utility expenses	-	(146,484)	-	-	-	(42,642)	-	-	-	-
Other operating expenses	-	(911,470)	-	-	-	(1,539,976)	-	(19,200)	-	(8,642)
Depreciation and amortization	-	(1,327,557)	-	-	-	(3,688,411)	-	(64,413)	-	(10,071)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	(112,435)	-	-	-	(251,976)	-	(6,846)	-	(1,590)
Total Expenses	-	**(2,888,556)**	-	-	-	**(6,622,711)**	-	**(120,264)**	-	**(20,303)**
Operating Income	-	**1,078,554**	-	-	-	**1,689,135**	-	**112,351**	-	**23,346**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	26	-	-	-	10,019	-	-	-	-
Interest expense	-	(4,537,493)	-	-	-	(4,215,669)	-	-	-	-
Reorganization Items, net	-	(3,501,875)	-	-	-	(1,346,645)	-	(392)	-	(91)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	**(6,960,787)**	-	-	-	**(3,863,160)**	-	**111,959**	-	**23,255**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: April 1, 2026 through April 30, 2026
Debtors	

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rental Income	**104,662**	**155,504**	-	**67,116**	-	-	-	**238,058**	**87,400**	-
Real estate taxes	(15,079)	(76,356)	-	-	-	-	(73,929)	-	(23,513)	-
Utility expenses	(3,304)	(16,411)	-	-	-	-	11,826	-	(2,451)	-
Other operating expenses	(28,735)	(57,157)	-	(7,719)	-	-	(20,969)	(13,761)	(32,673)	-
Depreciation and amortization	(22,928)	(59,537)	-	(11,824)	-	-	(72,912)	(151,559)	(36,298)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(4,819)	(9,873)	-	(2,391)	-	-	(23,128)	(10,016)	(10,851)	-
Total Expenses	**(74,866)**	**(219,333)**	-	**(21,934)**	-	-	**(179,113)**	**(175,336)**	**(105,785)**	-
Operating Income	**29,796**	**(63,829)**	-	**45,183**	-	-	**(179,113)**	**62,722**	**(18,385)**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	32,896	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(276)	(565)	-	(137)	-	-	(1,324)	(574)	(621)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**29,520**	**(64,395)**	**32,896**	**45,046**	-	-	**(180,437)**	**62,148**	**(19,006)**	-

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 4/1/2026 through 4/30/2026

	SIR Parsippany (Jefferson) LLC	**SIR Philadelphia LLC**	**SIR Properties REIT LLC**	**SIR Properties Trust**	**SIR Redwood City LP**	**SIR REIT New Braunfels LLC**	**SIR REIT Plano LLC**	**SIR Rocklin (Office) LLC**	**SIR San Jose LLC**	**SIR Santa Clara LP**
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rental Income	-	-	**1,038,439**	**430,390**	**51,938**	**148,490**	**321,122**	-	**243,775**	-
Real estate taxes	(25,650)	103,078	(117,651)	(52,230)	(42,627)	(17,738)	(27,500)	-	(44,016)	-
Utility expenses	(17,276)	(6,094)	15,823	(10,144)	(44,704)	(142)	-	-	(3,189)	-
Other operating expenses	(19,174)	(70,639)	(228,562)	(61,404)	(46,707)	(44,608)	(103,696)	-	(27,819)	-
Depreciation and amortization	(14,124)	(76,616)	(416,702)	(131,046)	(22,147)	(19,687)	(82,239)	-	(37,156)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(9,063)	(20,524)	(22,844)	(15,060)	(9,094)	(4,026)	(6,446)	-	(9,014)	-
Total Expenses	**(85,288)**	**(70,794)**	**(769,937)**	**(269,884)**	**(165,279)**	**(86,201)**	**(219,881)**	-	**(121,193)**	-
Operating Income	**(85,288)**	**(70,794)**	**268,503**	**160,506**	**(113,341)**	**62,289**	**101,241**	-	**122,582**	-
Gain/loss on sale of real estate	-	-	-	(438)	-	-	-	-	-	-
Interest and other income	304	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(519)	(1,175)	(1,308)	(862)	(521)	(231)	(369)	-	(516)	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(85,503)**	**(71,969)**	**267,195**	**159,206**	**(113,862)**	**62,059**	**100,872**	-	**122,066**	-

United States Bankruptcy Court Southern District of Texas Houston Division In re: Office Properties Income Trust, et al. Debtors Support Documentation to MOR - 3 Income Statement by Legal Entity For the period 4/1/2026 through 4/30/2026 Rental Income Real estate taxes Utility expenses Other operating expenses Depreciation and amortization Transaction related costs General and administrative Total Expenses Operating Income Gain/loss on sale of real estate Interest and other income Interest expense Reorganization Items, net Income tax (expense) benefit Equity in net losses of investees Net income (loss) available for common shareholders Case No. 25-90530 (CML) Reporting Period: April 1, 2026 through April 30, 2026 SIR Westford LLC Twelve24 Atlanta LLC West Java Sunnyvale LLC Case No. 25-90597 Case No. 25-90600 Case No. 25-90601 - 1,470,333 360,245 - (170,795) (34,130) - 13,278 (1,764) - (268,620) (26,629) - (577,654) (60,073) - - - - (43,399) (7,099) - (1,047,191) (129,696) - 423,142 230,549 - - - - - - - - - - (2,485) (407) - - - - - - - 420,657 230,142

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: April 1, 2026 through April 30, 2026 Debtors Support Documentation to MOR - 4 Schedule of Prepetition Payments For the period 4/1/2026 through 4/30/2026 The Debtors hereby submit this attestation regarding prepetition payments payments during the period of April 1, 2026 through April 30, 2026. /s/ John R. Castellano May 29, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by the Debtors on account of prepetition claims during the period of April 1, 2026 through April 30, 2026 were authorized under First Day Orders granted by the Bankruptcy Court.

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: April 1, 2026 through April 30, 2026

Support Documentation to MOR - 5
Schedule of Payments to Insiders
For the period 4/1/2026 through 4/30/2026

The Debtors hereby submit this attestation regarding insider payments payments during the period of April 1, 2026 through April 30, 2026. For additional information regarding the applicable reporting period and insider payment details, please refer to the Global Notes.

Legal Entity	Party Name	Description	Date	Sum of Amount
112 Ave Miami LLC	The RMR Group LLC	Business Management Fee	4/30/2026	6,306
112 Ave Miami LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	106
112 Ave Miami LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	8,958
112 Ave Miami LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	202
112 Ave Miami LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	8,926
3400 Plano TX LLC	The RMR Group LLC	Business Management Fee	4/30/2026	6,939
3400 Plano TX LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	311
3400 Plano TX LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	4,152
3400 Plano TX LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	4,101
440 First Street LLC	The RMR Group LLC	Business Management Fee	4/30/2026	19,449
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	46
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	17
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	26
440 First Street LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	35,757
440 First Street LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	20,299
ACP East LLC	The RMR Group LLC	Business Management Fee	4/30/2026	1,918
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	36
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	2
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	24
ACP East LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	5,587
ACP East LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	1,768
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Business Management Fee	4/30/2026	3,227
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	3
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	131
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	6,078
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	927
Burt Street Omaha LLC	The RMR Group LLC	Business Management Fee	4/30/2026	4,001
Burt Street Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	241
Burt Street Omaha LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	4,059
Burt Street Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,886
Clay Road Houston LLC	The RMR Group LLC	Business Management Fee	4/30/2026	6,867
Clay Road Houston LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	183
Clay Road Houston LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	2,975
Clay Road Houston LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,142
Elliott Ave Seattle LLC	The RMR Group LLC	Business Management Fee	4/30/2026	62,815
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	317
Elliott Ave Seattle LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	28,842
Elliott Ave Seattle LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	19,297
FP 11 Dupont Circle, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	22,839
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	46
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	545
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	26
FP 11 Dupont Circle, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	26,377
FP 11 Dupont Circle, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	14,824
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	14,456
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	46
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	13
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	65
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	32,769
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,594
FP 1401 K, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	17,605
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	46
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	15
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	26
FP 1401 K, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	37,625
FP 1401 K, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	12,675
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	8,827
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	532
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	256
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	15,522
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	9,086
FP 540 Gaither, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	8,222

Legal Entity	Party Name	Description	Date	Sum of Amount
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	45
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1,466
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	80
FP 540 Gaither, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	15,530
FP 540 Gaither, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	7,979
FP 6310 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	1,170
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	36
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	24
FP 6310 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	7,370
FP 6310 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	3,749
FP 6315 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	1,245
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	36
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	24
FP 6315 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	5,435
FP 6315 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	601
FP 840 First Street, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	30,734
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	60
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	27
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	26
FP 840 First Street, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	36,268
FP 840 First Street, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,090
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	11,297
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	23
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	511
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	31,417
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	37,727
FP Patuxent Parkway, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	6,777
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	36
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	103
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	24
FP Patuxent Parkway, LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	20,736
FP Patuxent Parkway, LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,726
FP Redland Technology Center LLC	The RMR Group LLC	Business Management Fee	4/30/2026	22,453
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	72
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	2,300
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	272
FP Redland Technology Center LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	32,615
FP Redland Technology Center LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	40,461
FP Sterling Park Land, LLC	The RMR Group LLC	Business Management Fee	4/30/2026	261
GOV Lake Fairfax Inc.	The RMR Group LLC	Business Management Fee	4/30/2026	16,661
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	15
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	224
GOV Lake Fairfax Inc.	The RMR Group LLC	Payroll & Benefits	4/30/2026	8,441
GOV Lakewood Properties Trust	The RMR Group LLC	Business Management Fee	4/30/2026	6,257
GOV Lakewood Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	234
GOV Lakewood Properties Trust	The RMR Group LLC	Payroll & Benefits	4/30/2026	10,555
GOV Lakewood Properties Trust	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	947
Government Properties Income Trust LLC	The RMR Group LLC	Business Management Fee	4/30/2026	67,187
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	82
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	384
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	614
Government Properties Income Trust LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	19,299
Government Properties Income Trust LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	9,202
GPT Properties LLC	The RMR Group LLC	Business Management Fee	4/30/2026	2,441
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	2
GPT Properties LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	6,663
GPT Properties LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	989
GPT Properties Trust	The RMR Group LLC	Business Management Fee	4/30/2026	37,649
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	46
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1,187
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	36
GPT Properties Trust	The RMR Group LLC	Payroll & Benefits	4/30/2026	60,047
GPT Properties Trust	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	600
GPT Properties Trust	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	47,829
Grand Oak Circle Tampa LLC	The RMR Group LLC	Business Management Fee	4/30/2026	3,207
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1,422
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	46
Grand Oak Circle Tampa LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	9,777
Grand Oak Circle Tampa LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	5,205
Jan Davis Huntsville LLC	The RMR Group LLC	Business Management Fee	4/30/2026	2,115
Jan Davis Huntsville LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	2
Jan Davis Huntsville LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	5,189
Jan Davis Huntsville LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	2,633
Office Properties Income Trust	TRP Advisors LLC	Independent Director Fees	4/17/2026	10,942
Office Properties Income Trust	Redan Advisors LLC	Independent Director Fees	4/17/2026	7,659
Office Properties Income Trust	Wildrose Partners LLC	Independent Director Fees	4/24/2026	7,659
OPI 25 Exchange LLC	The RMR Group LLC	Business Management Fee	4/30/2026	21,216

Legal Entity	Party Name	Description	Date	Sum of Amount
OPI 25 Exchange LLC	TRP Advisors LLC	Independent Director Fees	4/17/2026	9,313
OPI 25 Exchange LLC	Redan Advisors LLC	Independent Director Fees	4/17/2026	6,519
OPI 25 Exchange LLC	Wildrose Partners LLC	Independent Director Fees	4/24/2026	6,519
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	72
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	111
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	49
OPI 25 Exchange LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	41,562
OPI 25 Exchange LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	30,667
OPI AL Properties LLC	The RMR Group LLC	Business Management Fee	4/30/2026	5,961
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	5
OPI AL Properties LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	15,385
OPI AL Properties LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	8,285
OPI BND Properties LLC	The RMR Group LLC	Business Management Fee	4/30/2026	81,592
OPI BND Properties LLC	TRP Advisors LLC	Independent Director Fees	4/17/2026	6,684
OPI BND Properties LLC	Redan Advisors LLC	Independent Director Fees	4/17/2026	4,679
OPI BND Properties LLC	Wildrose Partners LLC	Independent Director Fees	4/24/2026	4,679
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	1,164
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	3,352
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	1,015
OPI BND Properties LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	116,372
OPI BND Properties LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	82,122
OPI BND Properties LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	100,114
OPI Notex Properties LLC	The RMR Group LLC	Business Management Fee	4/30/2026	102,699
OPI Notex Properties LLC	TRP Advisors LLC	Independent Director Fees	4/17/2026	13,591
OPI Notex Properties LLC	Redan Advisors LLC	Independent Director Fees	4/17/2026	9,514
OPI Notex Properties LLC	Wildrose Partners LLC	Independent Director Fees	4/24/2026	9,514
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	615
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	12,004
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	589
OPI Notex Properties LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	154,786
OPI Notex Properties LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	10,588
OPI Notex Properties LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	123,515
OPI WF Owner LLC	The RMR Group LLC	Business Management Fee	4/30/2026	223,084
OPI WF Owner LLC	TRP Advisors LLC	Independent Director Fees	4/17/2026	9,469
OPI WF Owner LLC	Redan Advisors LLC	Independent Director Fees	4/17/2026	6,629
OPI WF Owner LLC	Wildrose Partners LLC	Independent Director Fees	4/24/2026	6,629
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	51
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	10,070
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	3,578
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	210,945
OPI WF Owner LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	2,734
OPI WF Owner LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	248,498
Santa Clara (Walsh) LLC	The RMR Group LLC	Business Management Fee	4/30/2026	6,255
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	5
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	131
Santa Clara (Walsh) LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	5,025
Santa Clara (Walsh) LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,130
Schrock Road Columbus LLC	The RMR Group LLC	Business Management Fee	4/30/2026	1,452
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1
Schrock Road Columbus LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	4,395
Schrock Road Columbus LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	1,221
SIR Campbell Place Inc.	The RMR Group LLC	Business Management Fee	4/30/2026	4,403
SIR Campbell Place Inc.	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	4
SIR Campbell Place Inc.	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	1,791
SIR Campbell Place Inc.	The RMR Group LLC	Payroll & Benefits	4/30/2026	7,121
SIR Campbell Place Inc.	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	3,271
SIR Centennial LLC	The RMR Group LLC	Business Management Fee	4/30/2026	9,020
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	275
SIR Centennial LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	13,542
SIR Centennial LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	7,290
SIR Centennial LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	3,106
SIR Fort Mill LLC	The RMR Group LLC	Business Management Fee	4/30/2026	2,185
SIR Fort Mill LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	79
SIR Fort Mill LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	4,059
SIR Fort Mill LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	2,002
SIR Irving (Freeport) LLC	The RMR Group LLC	Business Management Fee	4/30/2026	21,131
SIR Irving (Freeport) LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	3,653
SIR Irving (Freeport) LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	3,634
SIR Johnston LLC	The RMR Group LLC	Business Management Fee	4/30/2026	9,151
SIR Johnston LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	8
SIR Johnston LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	4,175
SIR Johnston LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	8,408
SIR Omaha LLC	The RMR Group LLC	Business Management Fee	4/30/2026	9,914
SIR Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	501
SIR Omaha LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	5,495
SIR Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	1,233
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Business Management Fee	4/30/2026	8,280
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	9
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	10,478

Legal Entity	Party Name	Description	Date	Sum of Amount
SIR Philadelphia LLC	The RMR Group LLC	Business Management Fee	4/30/2026	18,752
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	19
SIR Philadelphia LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	3,228
SIR Properties REIT LLC	The RMR Group LLC	Business Management Fee	4/30/2026	20,872
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	572
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	971
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	600
SIR Properties REIT LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	59,738
SIR Properties REIT LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	2,505
SIR Properties REIT LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	26,540
SIR Properties Trust	The RMR Group LLC	Business Management Fee	4/30/2026	13,760
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	1,314
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	160
SIR Properties Trust	The RMR Group LLC	Payroll & Benefits	4/30/2026	17,309
SIR Properties Trust	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	1,981
SIR Properties Trust	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	14,769
SIR Redwood City LP	The RMR Group LLC	Business Management Fee	4/30/2026	8,309
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	9,916
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	131
SIR Redwood City LP	The RMR Group LLC	Payroll & Benefits	4/30/2026	5,025
SIR Redwood City LP	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	272
SIR REIT New Braunfels LLC	The RMR Group LLC	Business Management Fee	4/30/2026	3,678
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	129
SIR REIT New Braunfels LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	9,183
SIR REIT New Braunfels LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	6,189
SIR REIT Plano LLC	The RMR Group LLC	Business Management Fee	4/30/2026	5,889
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	4,513
SIR REIT Plano LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	14,148
SIR REIT Plano LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	11,945
SIR San Jose LLC	The RMR Group LLC	Business Management Fee	4/30/2026	8,236
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	7
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	131
SIR San Jose LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	3,626
SIR San Jose LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	9,990
Twelve24 Atlanta LLC	The RMR Group LLC	Business Management Fee	4/30/2026	39,652
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	4/10/2026	24
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	919
Twelve24 Atlanta LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	24,559
Twelve24 Atlanta LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	52,473
West Java Sunnyvale LLC	The RMR Group LLC	Business Management Fee	4/30/2026	6,486
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	4/24/2026	6
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	4/30/2026	131
West Java Sunnyvale LLC	The RMR Group LLC	Payroll & Benefits	4/30/2026	3,192
West Java Sunnyvale LLC	The RMR Group LLC	Property Management & Construction Fees	4/30/2026	11,409

/s/ John R. Castellano
Signature of Authorized Individual

May 29, 2026
Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: April 1, 2026 through April 30, 2026 Debtors Support Documentation to MOR - 6 Schedule of Post-Petition Tax Payments For the period 4/1/2026 through 4/30/2026 The Debtors hereby submit this attestation regarding postpetition tax payments during the period of April 1, 2026 through April 30, 2026. The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. /s/ John R. Castellano May 29, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: April 1, 2026 through April 30, 2026 Debtors Support Documentation to MOR - 7 Schedule of Post-Petition Borrowing For the period 4/1/2026 through 4/30/2026 The Debtors hereby submit this attestation regarding postpetition borrowing during the period of April 1, 2026 through April 30, 2026. /s/ John R. Castellano May 29, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the terms of the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order). The remaining $10.7 million amount of the Tranche A2 Term Loan was syndicated to eligible participants of the DIP Facility. The syndication process terminated on February 26, 2026, at 5:00 p.m. (prevailing Eastern Time), and the Debtors received the $10.7 million Tranche A2 Term Loan on March 13, 2026. Additionally, the Debtors received $39.0 million of Tranche B Term Loan proceeds during the week ended April 10, 2026, and an additional $1.0 million during the week ended April 17, 2026, for total Tranche B funding of $40.0 million.

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: April 1, 2026 through April 30, 2026 Debtors Support Documentation to MOR - 8 Bank Statements and Bank Reconciliations For the period 4/1/2026 through 4/30/2026 The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank reconciliations and journal entries. /s/ John R. Castellano May 29, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtors’ standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtors have seperately submitted bank statements for the Debtors' bank accounts covering the periods of April 1, 2026 through April 30, 2026 to the US Trustee.